EXHIBIT 10.4.1

Amendment to WARRANT SUBSCRIPTION AGREEMENT

AMENDMENT dated as of August 14, 2012 (this “Amendment”), between Australia Acquisition Corp., a Cayman Islands corporation (the “Company”), and the parties whose names appear on the signature page hereto (the “Subscribers”).

WITNESSETH

WHEREAS, the Subscribers previously entered into the Warrant Subscription Agreement, dated as of November 15, 2010 (the “Subscription Agreement”; capitalized terms used without definition herein shall have the meanings assigned to them in the Subscription Agreement), pursuant to which such affiliates of the Subscribers purchased the Warrants;

WHEREAS, the Subscribers are in the process of transferring their warrants to their affiliated corporate or trust entities, such transfers expected to become effective during August 2012, as described on Schedule A attached hereto, with the current warrant ownership of the Subscribers reflected on the Subscribers’ signature page hereto and the expected warrant ownership of their transferees reflected on the transferees’ signature page hereto;

WHEREAS, Section 8.1 of the Subscription Agreement provided that the Warrants shall be terminated upon the dissolution of the Company in the event that the Company does not consummate a Business Transaction within 21 months from the consummation of the IPO; and

WHEREAS, the parties wish to amend Section 8.1 of the Subscription Agreement to reflect a three-month extension of the deadline for consummation of the Business Transaction, to provide that the Warrants shall instead be terminated upon the dissolution of the Company in the event that the Company does not consummate a Business Transaction within 24 months from the consummation of the IPO.

NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.             Amendments.

a.          Address for Notices. The Company’s address for notices, as set forth in the preamble to the Subscription Agreement, is hereby changed to Level 9 Podium, 530 Collins Street, facsimile +61 3 9012 7475.

b.          Extension. Section 8.1 of the Subscription Agreement is hereby amended and restated in its entirety so as to read as follows:

“8.1.      Failure to Consummate Business Transaction. The Warrants shall be terminated upon the dissolution of the Company in the event that the Company does not consummate a Business Transaction within 24 months from the consummation of the IPO.”

2.             Full Force and Effect. Except as expressly amended hereby, each provision of the Subscription Agreement shall remain in full force and effect.

3.             Miscellaneous.

a.           Governing Law. This Amendment shall for all purposes be deemed to be made under and shall be governed by and construed in accordance with the laws of the State of New York.

b.           Headings. The headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation thereof.

c.           Counterparts. This Amendment may be executed in several counterparts, each one of which shall constitute an original and together shall constitute one instrument. If any signature hereto is delivered by facsimile transmission or by e-mail delivery of a “.PDF” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.PDF” signature page were an original thereof.

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In WITNESS Whereof, the parties have caused this Amendment to Warrant Subscription Agreement to be executed and delivered as of the date first above written.

AUSTRALIA ACQUISITION CORP.

By:	/s/ Peter Ziegler
Name: Peter Ziegler
Title: Chairman and Chief Executive Officer

SUBSCRIBERS:

ZIEGLER ASSET PARTNERS TRUST

By:.	/s/ Peter Ziegler	/s/ Charbel Nader
	Name: Peter Ziegler	Charbel Nader
	Title: Authorized Signatory	No. of Warrants: 300,000
No. of Warrants: 6,940,000

	/s/ E. Stephen Streeter	/s/ Brett Chenoweth
	E. Stephen Streeter	Brett Chenoweth
	No. of Warrants: 300,000	No. of Warrants: 300,000

	/s/ Ian Zimmer	/s/ Peter O’Brien
	Ian Zimmer	Peter O’Brien
	No. of Warrants: 80,000	No. of Warrants: 80,000

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In WITNESS Whereof, the future transferees have caused this Amendment to Warrant Subscription Agreement to be executed and delivered as of the date first above written.

EXPECTED TRANSFEREE SUBSCRIBERS:

ZIEGLER ASSET PARTNERS Pty. ltd., as Trustee for the Ziegler Asset Partners Trust		The Drummond Trust

By:	/s/ Peter Ziegler	By:	/s/ Salam Nader
	Name: Peter Ziegler		Name: Salam Nader
	Title: Director		Title: Trustee
No. of Warrants: 6,940,000		No. of Warrants: 300,000

THE EDWARD STEPHEN STREETER AND DANA STREETER AB LIVING TRUST		BREBEC PTY. LIMITED, as Trustee for the Chenoweth Family Trust

By:	/s/ E. Stephen Streeter	By:	/s/ Brett Chenoweth
	Name: E. Stephen Streeter		Name: Brett Chenoweth
	Title: Trustee		Title:
No. of Warrants: 300,000		No. of Warrants: 300,000

THELMA INVESTMENTS PTY. LTD. ,		PARKTHORN NO. 2 PTY. LTD.,
as Trustee for Thelma Investments Trust

By:	/s/ Ian Zimmer	By:	/s/ Peter O’Brien
	Name: Ian Zimmer		Name: Peter O’Brien
	Title:		Title: Managing Director
No. of Warrants: 80,000		No. of Warrants: 80,000

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Schedule A

Original Subscriber	Transferee	Number of Warrants
Peter Ziegler	Ziegler Asset Partners Pty. Ltd. (as Trustee of the Ziegler Asset Partners Trust)	6,940,000
Charbel Nader	The Drummond Trust	300,000
E. Stephen Streeter	The Edward Stephen Streeter and Dana Streeter AB Living Trust	300,000
Brett Chenoweth	Brebec Pty. Limited as trustee for the Chenoweth Family Trust	300,000
Ian Zimmer	Thelma Investments Pty. Ltd. as trustee for Thelma Investments Trust	80,000
Peter O’Brien	Parkthorn No 2 Pty. Ltd.	80,000

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